                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                AMENDMENT NO. 1
                                      TO
                                  FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 19, 1999
                (Date of earliest event reported: June 16, 1999)

                                 XOOM.COM, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                     000-25139             88-0361536
 (State or other jurisdiction of  (Commission File Number)    (IRS Employer
         incorporation)                                     Identification No.)

   300 Montgomery Street, Suite 300, San Francisco, California          94104
            (Address of Principal Executive Offices)                  (Zip Code)

                                 (415) 288-2500
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former name or former address, if changed since last report)

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     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     On July 1, 1999, XOOM.com, Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Form 8-K") with respect to the acquisition of Paralogic Software Corporation on June 16, 1999. This amendment is being filed for the purpose of including amended pro forma financial information and should be read in conjunction with the Form 8-K.

     (a)  Pro Forma Financial Information.

     The following documents appear as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference:

     Unaudited Pro Forma Condensed Combined Financial Information as of March 31, 1999 and for the three months ended March 31, 1999 and for the year ended December 31, 1998.

     (b)  Exhibits

          99.1  Unaudited Pro Forma Condensed Combined Financial Information.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       XOOM.COM, INC.



                                       By: /s/ John Harbottle
                                           ---------------------------
                                           John Harbottle
                                           Vice President, Finance,
                                           Chief Financial Officer and
                                           Secretary


Date:  July 16, 1999